                                                                    EXHIBIT 10.2

                             AMENDMENT NO. 1 TO THE
                            ASSET PURCHASE AGREEMENT
                            ------------------------


          This AMENDMENT NO. 1 to the Asset Purchase Agreement, dated as of June 17, 1996, is by and among Brockway Standard, Inc., a Delaware corporation

("Buyer"), Davies Acquisition Corp., a Delaware corporation and Buyer's designee
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("Designee"), BWAY Corporation, a Delaware corporation ("BWAY"),  Van Dorn
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Company, an Ohio corporation ("Seller"), and Crown Cork & Seal Company, Inc., a
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Pennsylvania corporation ("Crown").
                           -----

          The parties hereto are party to an Asset Purchase Agreement, dated as of April 29, 1996 (the "Asset Purchase Agreement"), and wish to make certain
                        ------------------------
amendments thereto. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Asset Purchase Agreement.

          Pursuant to the terms of the Asset Purchase Agreement, Buyer and BWAY have designated that Designee shall purchase the Property and assume the Assumed Liabilities and the Assumed Contracts (other than the PPG and United Coatings supply contracts, which Buyer is assuming).

          Nonetheless, in accordance with Section 10.7 of the Asset Purchase Agreement, Buyer wishes to confirm to Seller that, notwithstanding the designation of Designee as the buying entity, Buyer is not relieved of its obligations under the Asset Purchase Agreement as a result of Designee's assumption of the Assumed Liabilities.

          Finally, the parties wish to change the governing law provision of the Asset Purchase Agreement, Section 10.15, and of all of the exhibits thereto (other than the Supply Agreement) from Delaware to Ohio. The law governing the Supply Agreement shall be Illinois.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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          1. Purchase Price.  Section 3.1(b) of the
             --------------
Asset Purchase Agreement is hereby amended and restated to read as follows:

          Subject to Sections 3.2, 3.3 and 5.17, Designee shall pay to Seller the sum of $41,519,600 (the "Purchase Price"), payable by wire transfer of immediately available funds to a bank account designated by Seller on or prior to the Closing Date.

          2. Closing Condition Waivers.
             -------------------------

          (a) BWAY, Buyer and Designee hereby waive Seller's and Crown's failure to satisfy the conditions to Closing set forth in Sections 6.2(d) and 6.2(p)(with respect to the Material Real Property Lease) and any related covenant with respect to such conditions and Section 7.1(i)(ii). In connection with the assignment by Seller to Designee of the Material Real Property Lease, Buyer hereby agrees to execute and deliver to and for the benefit of Hallwood REI Fund XVI, a Delaware general partnership which is the landlord thereunder

("Landlord"), an unconditional guaranty, in form reasonably acceptable to Buyer
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and Landlord, with respect to the Lease.

          (b) While BWAY, Buyer and Designee have asserted (although Crown and Seller have not and do not hereby acknowledge) that the failure to provide a working Management Information System at Closing would have constituted a breach of certain representations contained in the Asset Purchase Agreement and as such the condition to Closing set forth in Section 7.1(a) of the Asset Purchase Agreement would not have been satisfied. However, in exchange for receiving the computer services described in the Transitional Services Agreement, BWAY, Buyer and Designee hereby acknowledge that such condition to Closing with respect to such issue has been satisfied.

          (c) Furthermore, the Parties hereto hereby waive the requirement pursuant to Section 3.4 of the Asset Purchase Agreement to provide a purchase price allocation schedule prior to the Closing Date and agree that such schedule shall be mutually prepared and agreed to by the parties hereto within a reasonable period of time (which shall not exceed 90 days) after the date hereof.

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          3.  Definitions.  Section 10.1 of the Asset Purchase
              -----------
Agreement is hereby amended by adding the following definition thereto:

The term "Designee" means Davies Acquisition Corp., a Delaware corporation.
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          4.  Governing Law.  Section 10.15 of the
              -------------
Asset Purchase Agreement is hereby amended and restated to read as follows:

          This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Ohio. The parties agree that any action arising out of this Agreement shall be venued in the federal, state or local courts located in, or otherwise having jurisdiction over Ohio, and the parties hereby consent to personal jurisdiction in such courts and waive any objection based on the defense of an inconvenient forum and any objection to jurisdiction or venue of any action instituted hereunder.

          5.  Confirmation of Obligations.
              ---------------------------

          (a) Buyer hereby unconditionally confirms to Seller that it shall perform and remain liable for the performance of its obligations under the Asset Purchase Agreement, including without limitation the liabilities incurred pursuant to the Assumed Liabilities notwithstanding the assumption thereof by Designee, in accordance with the terms of the Asset Purchase Agreement (the "Confirmation").
- -------------

          (b) Notwithstanding Designee's assumption of the Assumed Liabilities, neither Seller nor Crown shall be required to make any claim against Designee with respect to any of Buyer's obligations under the Asset Purchase Agreement before it may make or pursue any such claim against Buyer.

          (c) Buyer acknowledges that valuable consideration supports this Confirmation (including, without limitation, the consideration set forth in the recitals above as well as Seller's commitments pursuant to the Asset Purchase Agreement).

          (d) This Confirmation is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except by a writing signed by the parties hereto.

          (e) Neither Seller nor Crown shall by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Seller or Crown shall be valid unless in writing and signed by Seller and Crown and then only to the extent therein set forth. A waiver by Seller or Crown of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Seller or Crown would otherwise have on any further occasion.

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          6.  Closing.  Section 6.1 of the Asset Purchase
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Agreement is hereby amended and restated to read as follows:

          This transaction shall close (the "Closing") and all deliveries to be made at the time of closing shall take place at the later of (a) 11:00 a.m., on June 17, 1996 provided that each of the conditions to Closing set forth in Article VII (the "Closing Date"), has then been satisfied or waived, at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, or at such other place or date as may be agreed upon from time to time in writing by the parties. Unless otherwise agreed to in writing by the parties, the Closing Date shall take place no later than September 9, 1996.

          7.  Tax Liens.  The liabilities identified
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as "Tax Exceptions" on Schedule 4.2(g) shall not be either a Permitted Lien or
Permitted Encumbrance, but shall be Retained Liabilities.


          8. Consents.  Section 5.6
             ---------
of the Asset Purchase Agreement is hereby amended by deleting the first and second sentences thereof. Schedule 1.1(l) is hereby amended by deleting the exception to the first sentence thereof.


          9.  Canadian Counsel Fees.  Each of Buyer
              ---------------------
and Seller shall pay when due fifty percent (50%) of the sum of the total amount of the fees incurred by the parties hereto for services provided in connection with the Asset Purchase Agreement, the Additional Agreements and the transactions contemplated thereby by (a) Goodman Phillips & Vineberg, special counsel to Buyer, and (b) Miller Thomson, special counsel to seller.

          10. Miscellaneous.
              -------------

          (a) Notices to the parties hereto shall be provided the parties hereto in accordance with Section 10.5 of the Asset Purchase Agreement, except that any notice to Designee shall be delivered to the same address as that specified therein for Buyer.

          (b) Nothing herein, express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Amendment No.1.

          (c) This Amendment No.1 shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Ohio, without regard to conflict of laws provisions.

          (d) This Amendment No. 1 may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall

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constitute one and the same instrument.  Facsimile signatures shall be deemed acceptable for the execution of this Amendment No. 1, the Asset Purchase Agreement and all other agreements contemplated hereby or thereby.

                                 *  *  *  *  *


                                 IN WITNESS WHEREOF, this Amendment No. 1 has
been executed as of the day first written above.

                                 BWAY CORPORATION

                                 By:
                                    ----------------------------------
                                 Its:
                                      --------------------------------

                                 BROCKWAY STANDARD, INC.

                                 By:
                                    ----------------------------------
                                 Its:
                                      --------------------------------


                                 DAVIES ACQUISITION CORP.

                                 By:
                                    ----------------------------------
                                 Its:
                                      --------------------------------


                                 VAN DORN COMPANY

                                 By:
                                    ----------------------------------
                                 Its:
                                      --------------------------------


                                 CROWN CORK & SEAL COMPANY, INC.

                                 By:
                                    ----------------------------------
                                 Its:
                                      --------------------------------


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